UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 17, 2017

HRG GROUP, INC.
(Exact name of registrant as specified in its charter)

Delaware
(State or other jurisdiction of incorporation)

1-4219	74-1339132
(Commission File Number)	(IRS Employer Identification No.)

450 Park Avenue, 29th Floor, New York, NY	10022
(Address of Principal Executive Offices)	(Zip Code)

(212) 906-8555
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events.

On April 17, 2017, Fidelity & Guaranty Life (“FGL”; NYSE: FGL), a majority owned subsidiary of HRG Group, Inc. (“HRG”; NYSE: HRG), filed a Current Report on Form 8-K (“FGL Form 8-K”) announcing updates on its review of strategic alternatives. More specifically, FGL announced that it had terminated its Merger Agreement with Anbang Insurance Group Co., Ltd. FGL also announced that its Board of Directors is continuing to evaluate strategic alternatives to maximize shareholder value and has received interest from a number of parties. Interested parties should read FGL’s announcements and public filings regarding the foregoing and any related changes (if any) thereto.

Forward Looking Statements:

“Safe Harbor” Statement Under the Private Securities Litigation Reform Act of 1995: This document contains, and certain oral statements made by our representatives from time to time may contain, forward-looking statements, including those statements regarding FGL’s evaluation of strategic alternatives and any expected or anticipated benefits therefrom. There can be no assurance that FGL’s evaluation of strategic alternatives will result in a transaction, or that any transaction, if pursued, will be consummated. FGL’s evaluation of strategic alternatives may be terminated at any time with or without notice. Neither the HRG nor FGL intends to disclose any developments with respect to FGL's review process until such time that it determines otherwise in its sole discretion or as required by applicable law.

Forward-looking statements also include information concerning possible or assumed future distributions from subsidiaries, other actions, events, results, strategies and expectations and are identifiable by use of the words “believes,” “expects,” “intends,” “anticipates,” “plans,” “seeks,” “estimates,” “projects,” “may,” “will,” “could,” “might,” or “continues” or similar expressions. Such forward-looking statements are subject to risks and uncertainties that could cause actual results, events and developments to differ materially from those set forth in or implied by such statements.

These forward-looking statements are based on the beliefs and assumptions of HRG's management and the management of HRG's subsidiaries.  Factors that could cause actual results, events and developments to differ include, without limitation: that the review of strategic alternatives at FGL or HRG will result in a transaction, or if a transaction is undertaken, as to its terms or timing; the ability of HRG's subsidiaries to close previously announced transactions, including statements regarding FGL ongoing strategic review process; the ability of HRG's subsidiaries to generate sufficient net income and cash flows to make upstream cash distributions; the decision of the boards of HRG's subsidiaries to make upstream cash distributions, which is subject to numerous factors such as restrictions contained in applicable financing agreements, state and regulatory restrictions and other relevant considerations as determined by the applicable board; HRG's liquidity, which may be impacted by a variety of factors, including the capital needs of HRG's subsidiaries; capital market conditions; commodity market conditions; foreign exchange rates; HRG's and its subsidiaries' ability to identify, pursue or complete any suitable future acquisition or disposition opportunities, including realizing such transaction's expected benefits and the timetable for, completing applicable financial reporting requirements; litigation; potential and contingent liabilities; management's plans; changes in regulations; taxes; and the risks that may affect the performance of the operating subsidiaries of HRG and those factors listed under the caption “Risk Factors” in HRG's most recent Annual Report on Form 10-K and subsequent Quarterly Reports on Form 10-Q, filed with the Securities and Exchange Commission.  All forward-looking statements described herein are qualified by these cautionary statements and there can be no assurance that the actual results, events or developments referenced herein will occur or be realized.  Neither HRG nor any of its affiliates undertake any obligation to update or revise forward-looking statements to reflect changed assumptions, the occurrence of unanticipated events or changes to future operation results, except as required by law.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report on Form 8-K to be signed on its behalf by the undersigned, thereunto duly authorized.

HRG GROUP, INC.

By:	/s/ Ehsan Zargar
Name:	Ehsan Zargar
Title:	Executive Vice President, Chief Operating Officer, General Counsel & Corporate Secretary

Dated: April 17, 2017